Exhibit 10.1

February 11, 2015

VIA ELECTRONIC MAIL

AND FACSIMILE

Hampshire Group, Limited

114 West 41st Street

New York, NY 10036

Re:	Temporary Reduction of the Availability Block

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of September 26, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Hampshire Group, Limited, a Delaware corporation (the “Lead Borrower”), the Persons named on Schedule 1.01 thereto (collectively with the Lead Borrower, the “Borrowers”), the Persons named on Schedule 1.02 thereto (collectively, the “Guarantors”), each Lender from time to time party thereto (collectively, the “Lenders”) and Salus Capital Partners, LLC, as Administrative Agent and Collateral Agent for the Lenders party thereto (in such capacity, the “Agent”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

The Borrowers have informed the Agent that the Borrowers are in need of additional liquidity in order to make payment to vendors and to insure that the Borrowers have sufficient working capital. The Borrowers have further informed the Agent that Borrowers intend to raise additional capital, including through the issuance of subordinated indebtedness (the “Capital Raise”). Borrowers acknowledge and agree that any such subordinated indebtedness must be on terms and conditions, and subject to subordination provisions, acceptable to the Agent and Lenders. Accordingly, at the Borrowers’ request, the Agent and Lenders hereby agree to temporarily reduce the Availability Block in the Borrowing Base from $3,500,000 to $1,500,000, until the earlier of (i) April 11, 2015, or (ii) the date of Borrowers’ receipt of the proceeds of the Capital Raise (provided, that in the event that the Capital Raise yields net proceeds to the Borrowers of less than $2,000,000, the Availability Block shall, at such time be increased by an amount equal to the amount of the net proceeds of such Capital Raise received by Borrowers). Without limiting the foregoing, in any event, the Availability Block will be returned to $3,500,000 on April 11, 2015.

In consideration of the agreement of the Agent and Lenders hereunder, the Borrowers hereby agree to pay to the Agent, for the ratable benefit of the Lenders, an accommodation fee in the amount of $100,000, which fee is deemed fully earned and due and payable as of the date of this letter. The Borrowers acknowledge and agree that Agent may, in its discretion, make a Revolving Loan to effect payment of such fee.

Except as expressly amended by this letter, all terms and conditions of the Credit Agreement, and any and all Exhibits annexed thereto and all other writings submitted by the Borrowers to the Agent and Lenders pursuant thereto, shall remain unchanged and in full force and effect. This letter shall not constitute a waiver of any Default or Event of Default, which may exist under the Credit Agreement, or a waiver or modification of any of the Agent’s rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Credit Agreement. The Agent hereby reserves all of its rights and remedies pursuant to the Credit Agreement and the other Loan Documents and applicable law.

[Signature Pages Follow]

Very truly yours,

SALUS CAPITAL PARTNERS, LLC

By:	/s/Brian Kennedy
	Name:	Brian Kennedy
	Title:	SVP

[Additional Signature Page Follows]

Letter Agreement Re: Temporary Reduction of the Availability Block

Acknowledged and Agreed:

HAMPSHIRE GROUP, LIMITED
as Lead Borrower

By:	/s/	Trey Darwin
Name:		Trey Darwin
Title:		CFO

HAMPSHIRE BRANDS, INC.
as a Borrower

By:	/s/	Trey Darwin
Name:		Trey Darwin
Title:		CFO

HAMPSHIRE INTERNATIONAL, LLC
as a Borrower

By:	/s/	Trey Darwin
Name:		Trey Darwin
Title:		CFO

SCOTT JAMES, LLC
as a Borrower

By:	/s/	Trey Darwin
Name:		Trey Darwin
Title:		CFO

RIO GARMENT S.A.
as a Borrower

By:	/s/	Trey Darwin
Name:		Trey Darwin
Title:		CFO

Letter Agreement Re: Temporary Reduction of the Availability Block